Exhibit 10.1

WAIVER AGREEMENT

This Waiver Agreement (the “Waiver”) is entered into between Mingteng International Corporation Inc., a Cayman Islands exempted company (the “Company”), and the undersigned shareholder of the Company (the “Purchaser”).

WHEREAS, the Company and the Purchaser entered into that certain securities purchase agreement dated as of April 13, 2026 (the “SPA”) pursuant to which the Purchaser purchased those certain Class A ordinary shares par value $0.00005 per share (the “Securities”) of the Company. Section 5(b) of the SPA imposes a lock-up restriction on the Securities for a period of one hundred eighty (180) days following the closing date of the transaction (the “Lock-Up Period”);

WHEREAS, the Company and the Purchaser desire to waive such lock-up restrictions on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. WAIVER OF LOCK-UP RESTRICTION

The Company hereby waives, effective as of June [--] (the “Effective Date”), only the lock-up restriction set forth in Section 5(b) of the SPA with respect to the Securities held by the Purchaser. For the avoidance of doubt, this waiver applies solely to the contractual transfer restriction in Section 5(b) of the SPA and does not waive, amend, modify or affect any other covenant, agreement, restriction or obligation under the SPA or any other transaction document. Subject to the foregoing and to applicable securities laws, each such Purchaser may transfer, sell, pledge or otherwise dispose of the Securities without regard to Section 5(b) of the SPA. For the further avoidance of doubt, any transfer or resale of the Securities following this waiver remains subject to, and shall be governed by, Section 2(g) and Section 2(c) of the SPA.

2. LIMITED EFFECT; RESERVATION OF RIGHTS

This Waiver is a specific, limited waiver, granted on a one-time basis, and shall not be construed as (a) a waiver of any other provision of the SPA or any other transaction document, (b) a waiver of any existing or future default, breach or non-compliance by any party, (c) a waiver of any right, remedy or defense of the Company, all of which are expressly reserved, or (d) an agreement to any future waiver, consent or amendment. No waiver shall be implied by any course of dealing or delay. Any further waiver, consent or amendment must be in a written instrument signed by the Company.

4. COMPLIANCE WITH SECURITIES LAWS

Notwithstanding this Waiver, each Purchaser acknowledges and agrees that any sale or resale of the Securities remains subject to applicable federal and state securities laws, including Rule 144 under the Securities Act of 1933, as amended, and Regulation S thereunder. Nothing herein shall be construed as advice regarding compliance with such securities laws, and each Purchaser is solely responsible for ensuring compliance with all applicable legal requirements.

5. BINDING EFFECT

This Waiver shall be binding upon and inure to the benefit of the Company and each Purchaser, including their respective successors and assigns. This Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

6. COUNTERPARTS; ELECTRONIC SIGNATURES; SEPARATE SIGNATURE PAGES

This Waiver may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Signatures delivered by electronic transmission shall be deemed original for all purposes. Each Purchaser may execute a separate signature page, which shall be attached hereto and deemed part of this Waiver.

7. ENTIRE AGREEMENT

This Waiver, together with the SPA, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations, and agreements, whether written or oral.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF

The Company and the Purchaser have executed this Lock-Up Waiver as of the date first written above.

MINGTENG INTERNATIONAL CORPORATION INC.

By:
Name:	Yingkai Xu
Title:	Chief Executive Officer
Date:

2